UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

ICF International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(703) 934-3000

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	ICFI	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K of ICF International, Inc., filed with the Securities Exchange Commission (the “SEC”) on December 13, 2021 (the “Previous Current Report”), in which ICF International, Inc. (the “Company”) reported, among other events, on the execution of that certain Equity Purchase Agreement (the “Purchase Agreement”) by and among ICF Incorporated, L.L.C., Creative Systems and Consulting, L.L.C., a Virginia limited liability company (“Creative”), Project Apple Holdings, LLC, a Virginia limited liability company and parent company of Creative, and Vinetha Khera, individually and Vishal Khera, individually and as Trustee of the Dewdrop Trust. The Company is amending the Previous Current Report for sole purpose of amending Item 9.01 to add an additional exhibit, Exhibit 10.1, that was omitted from the Previous Current Report. Items 1.01 and 7.01 of the Previous Current Report remain unchanged in all respects. A copy of the Purchase Agreement is being furnished as an exhibit to this Form 8-K/A and is incorporated by reference into this Item 1.01.

Cautionary Note Regarding the Purchase Agreement

The Purchase Agreement will provide investors and security holders with information regarding its terms and conditions and is not intended to provide any factual information about the Company, Creative or Project Apple Holdings. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the signing of the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts, since they were made only as of the date of the Purchase Agreement and are modified in important part by the underlying confidential disclosure schedules. In addition, the representations and warranties and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Statements

This filing and the exhibit attached hereto contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the acquisition.

Item 7.01	Regulation FD Disclosure

On December 13, 2021, the Company issued a press release announcing the signing of the Purchase, a copy of which was attached to the Previous Current Report as Exhibit 99.1.

Neither the information in 7.01 of Previous Current Report, nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Purchase Agreement dated December 13, 2021*
99.1	Press Release dated December 13, 2021 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-33045) filed by ICF International, Inc. on December 13, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: Decembe17, 2021	By:	/s/ Bettina G. Welsh
Bettina G. Welsh Senior Vice President and Chief Financial Officer